Exhibit 10.9

SPOUSAL CONSENT LETTER

I, CHEN Zhongyi (a PRC resident, ID Card/Passport No.: ***), is the lawful spouse of ZHANG Yi (a citizen of the People’s Republic of China, ID Card No.:***). I hereby acknowledge that I am aware of, and unconditionally and irrevocably consent to, the execution by my spouse of the following documents (the “Transaction Documents”) and the disposition of the equity interests held by my spouse and registered in the names of Shanghai Zhangda Education Technology Co., Ltd. (the “Domestic Enterprise”) in accordance with the Transaction Documents:

1)	The Equity Pledge Agreement dated as of April 11, 2018 with Shanghai Zhangxue Education Technology Co., Ltd. (the “WFOE”) and the Domestic Enterprise;

2)	The Exclusive Option Agreement dated April 11, 2018 with the WFOE and the Domestic Enterprise; and

3)	Power of Attorney issued to the WFOE on April 11, 2018.

I acknowledge and agree that the equity interests in the Domestic Enterprise now and in the future held by my spouse is the personal property of my spouse and does not constitute the joint property of me and my spouse, and that my spouse shall have the right to dispose of such equity interests on his own. I hereby unconditionally and irrevocably waive, and undertake not to make any claim in respect of, such equity interests and corresponding assets that may be conferred upon me by any applicable laws, including any claim that such equity interests and corresponding assets constitute the joint property of me and my spouse, any claim to participate in the daily operation and management of the Domestic Enterprise or to influence in any way my spouse’s decision over the equity interests based on such claim. I further acknowledge that my spouse shall be entitled to enjoy and perform his rights and obligations under the Transaction Documents alone, and that no other authorization or consent from me is required for my spouse to perform the Transaction Documents and any further modifications thereto or to terminate the Transaction Documents or execute other documents in lieu thereof.

I undertake that I will execute all documents and do all acts necessary to ensure the proper performance of the Transaction Documents (as amended from time to time).

I agree and undertake that I will not, at any time, do any act which conflicts with the arrangements under the Transaction Documents or with this Consent Letter. If for any reason I acquire any equity interest in the Domestic Enterprise, then I shall be bound by and comply with my obligations as a shareholder of the Domestic Enterprise under the Transaction Documents (as amended from time to time) and, to this end, upon the request of the WFOE, I shall execute a series of writings substantially in the same form and substance as the Transaction Documents (as amended from time to time).

I further acknowledge, undertake and warrant that under any circumstances (including but not limited to) in the case of divorce between myself and my spouse, my spouse shall have the right to dispose of the equity interest in the Domestic Enterprise and the corresponding assets on my own. I will not take any action that may affect or impede my spouse’s performance of his obligations under the Transaction Documents.

The execution, effectiveness, construction, performance, amendment and termination of this Consent Letter and the resolution of disputes hereunder shall be governed by the laws of PRC. In the event of any dispute with respect to the construction and performance of this Consent Letter, the signing parties hereto shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within thirty (30) days after either Party’s request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the Shanghai International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitrationshall be conducted in Shanghai, and the language used in arbitration shall be Chinese. Thearbitration award shall be final and binding on all Parties.

This Consent Letter is executed on April 11, 2018.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

(Signature page of Spousal Consent Letter)

Signature:	/s/ CHEN Zhongyi
Name: CHEN Zhongyi

ZHANG Yi hereby Agreed and Accepted:

Signature:	/s/ ZHANG Yi
Name: ZHANG Yi

Shanghai Zhangda – Spouse Consent Letter – Signature Page

Shanghai Zhangxue Education Technology Co., Ltd. hereby agrees and acknowledges this Consent Letter:

Shanghai Zhangxue Education Technology Co., Ltd. (Seal)

/s/ Shanghai Zhangxue Education Technology Co., Ltd.
Seal of Shanghai Zhangxue Education Technology Co., Ltd.

By:	/s/ ZHANG Yi
Name: ZHANG Yi(张翼) Title: Legal Representative

Shanghai Zhangda Education Technology Co., Ltd. hereby agrees and acknowledges this Consent Letter:

Shanghai Zhangda Education Technology Co., Ltd. (Seal)

/s/ Shanghai Zhangda Education Technology Co., Ltd.
Seal of Shanghai Zhangda Education Technology Co., Ltd.

By:	/s/ ZHANG Yi
Name: ZHANG Yi (张翼)
Title: Legal Representative

Shanghai Zhangda – Spouse Consent Letter – Signature Page